                                                   Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217

EQ Advisors Trust

PROSPECTUS DATED AUGUST 30, 1999


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This Prospectus describes the twenty-two (22) Portfolios offered by EQ Advisors
Trust and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference. The Portfolios followed by an asterisk (*) below will not be available for investment until October 18, 1999.


          FIXED INCOME PORTFOLIOS                 GLOBAL/INTERNATIONAL PORTFOLIOS
          -----------------------                 -------------------------------
            Alliance High Yield*                   BT International Equity Index
           Alliance Money Market*                 Capital Guardian International
               JPM Core Bond                      EQ/Putnam International Equity
                                                Morgan Stanley Emerging Markets Equity

         DOMESTIC EQUITY PORTFOLIOS                AGGRESSIVE EQUITY PORTFOLIOS
         --------------------------                ----------------------------
           Alliance Common Stock*                   Alliance Aggressive Stock*
            BT Equity 500 Index                     Alliance Small Cap Growth*
         Capital Guardian Research                    BT Small Company Index
        Capital Guardian U.S. Equity                  Lazard Small Cap Value
         EQ/Alliance Premier Growth                MFS Emerging Growth Companies
      EQ/Putnam Growth & Income Value
         EQ/Putnam Investors Growth
           Lazard Large Cap Value
           MFS Growth with Income
               MFS Research


-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 11-Class B

                                                               EQ Advisors Trust

Overview


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EQ ADVISORS TRUST

This Prospectus tells you about the twenty-two (22) current Portfolios of the EQ Advisors Trust ("Trust") and the Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the Lazard Small Cap Value Portfolio, the Morgan Stanley Emerging Markets Equity Portfolio and the Merrill Lynch World Strategy Portfolio, are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC"), as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

EQ Financial Consultants, Inc. ("EQFC") currently serves as the Manager of the Trust. In such capacity, EQFC currently has overall responsibility for the general management and administration of the Trust. The Board of Trustees of the Trust have approved a transfer to Equitable, the indirect corporate parent of EQFC, of the Trust's Investment Management Agreement with EQFC. This transfer is expected to be completed in September 1999. Upon completion of the transfer, Equitable will serve as the Manager of the Trust. However, until completion of the transfer, EQFC will continue to serve in that capacity.

Each of the Portfolios has its own investment adviser ("Adviser"). Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

The Manager and certain non-affiliated insurance companies and certain of their separate accounts (collectively, "Applicants") have filed applications requesting that the SEC approve the substitution of: (i) Class IA shares of certain Portfolios for Class IA shares of corresponding portfolios of The Hudson River Trust ("HRT"); and (ii) Class IB shares of certain Portfolios for Class IB shares of corresponding HRT portfolios ("Substitution Application"). Alliance Capital Management L.P. ("Alliance") serves as Adviser for each Portfolio to be substituted for the corresponding HRT portfolio. Applicants have included, as a term of the Substitution Application, that with respect to those Portfolios for which Alliance serves as Adviser (other than EQ/Alliance Premier Growth Portfolio, which will not be substituted for a portfolio of HRT), the Manager will not: (i) terminate Alliance and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.

Table of contents

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
 1
---
SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                                           6
---------------------------------------------------------    -

 2
---
ABOUT THE INVESTMENT PORTFOLIOS                             12
---------------------------------------------------------   --
    FIXED INCOME PORTFOLIOS                                 14
       Alliance High Yield Portfolio                        14
       Alliance Money Market Portfolio                      18
       JPM Core Bond Portfolio                              21
    DOMESTIC EQUITY PORTFOLIOS                              24
       Alliance Common Stock Portfolio                      24
       BT Equity 500 Index Portfolio                        27
       Capital Guardian Research Portfolio                  29
       Capital Guardian U.S. Equity Portfolio               31
       EQ/Alliance Premier Growth Portfolio                 33
       EQ/Putnam Growth & Income Value Portfolio            35
       EQ/Putnam Investors Growth Portfolio                 37
       Lazard Large Cap Value Portfolio                     40
       MFS Growth with Income Portfolio                     42
       MFS Research Portfolio                               44
    GLOBAL/INTERNATIONAL PORTFOLIOS                         47
       BT International Equity Index Portfolio              47
       Capital Guardian International Portfolio             50
       EQ/Putnam International Equity Portfolio             53
       Morgan Stanley Emerging Markets Equity Portfolio     56
    AGGRESSIVE EQUITY PORTFOLIOS                            59
       Alliance Aggressive Stock Portfolio                  59
       Alliance Small Cap Growth Portfolio                  62
       BT Small Company Index Portfolio                     65
       Lazard Small Cap Value Portfolio                     67
       MFS Emerging Growth Companies Portfolio              69


 3
---
MORE INFORMATION ON PRINCIPAL RISKS                         71
---------------------------------------------------------   --

 4
---
MANAGEMENT OF THE TRUST                                     78
---------------------------------------------------------   --
    The Trust                                               78
    The Manager                                             78
    Expense Limitation Agreement                            79
    The Advisers                                            80
    The Administrator                                       81
    The Transfer Agent                                      81
    Brokerage Practices                                     81
    Brokerage Transactions with Affiliates                  81

 5
---
 FUND DISTRIBUTION ARRANGEMENTS                             82
---------------------------------------------------------   --

6
---
PURCHASE AND REDEMPTION                                     83
---------------------------------------------------------   --

 7
---
HOW ASSETS ARE VALUED                                      84
---------------------------------------------------------   --

 8
---
TAX INFORMATION                                             85
---------------------------------------------------------   --

9
---
PRIOR PERFORMANCE OF EACH ADVISER                           86
---------------------------------------------------------   --
 10

---
FINANCIAL HIGHLIGHTS                                        90
---------------------------------------------------------   --

1
Summary information concerning EQ Advisors Trust

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    4
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The following chart highlights the twenty-two (22) Portfolios described in this
Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 71.



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EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
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PORTFOLIO                  INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD       Seeks to achieve a high return by
                          maximizing current income and, to the extent
                          consistent with that objective, capital appreciation

--------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET     Seeks to obtain a high level of current income, preserve its assets and maintain liquidity

--------------------------------------------------------------------------------------
JPM CORE BOND             Seeks to provide a high total return
                          consistent with moderate risk of capital and
                          maintenance of liquidity
--------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
--------------------------------------------------------------------------------------
High yield debt securities rated below BBB/Baa or unrated      General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common        participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,        bond, foreign securities, small-cap and mid-cap company,
derivatives, and securities lending                            and securities lending risks
--------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money market              General investment, money market, leveraging, foreign
instruments (including foreign securities) and securities      securities, and securities lending risks
lending
--------------------------------------------------------------------------------------
Investment grade securities rated BBB/Baa or better at the     General investment, fixed income liquidity, portfolio
time of purchase (including foreign issuers)                   turnover, derivatives, and foreign securities risks
--------------------------------------------------------------------------------------

                                     ------------------------- EQ Advisors Trust

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
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EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------
PORTFOLIO                            INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK               Seeks to achieve long-term growth of its capital and
                                    increased income

--------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                 Seeks to replicate as closely as possible
                                    (before deduction of Portfolio expenses) the
                                    total return of the S&P 500 Index

--------------------------------------------------------------------------------------
CAPITAL GUARDIAN RESEARCH           Seeks long-term growth of capital

--------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY        Seeks long-term growth of capital

--------------------------------------------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH          Seeks long-term growth of capital by
                                    primarily investing in equity securities of
                                    a limited number of large, carefully
                                    selected, high quality United States
                                    companies that are judged, by the Adviser,
                                    likely to achieve superior earnings growth

--------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE     Seeks capital growth. Current income is a
                                    secondary objective

--------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH          Seeks long-term growth of capital and any
                                    increased income that results from this
                                    growth

--------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE              Seeks capital appreciation by investing
                                    primarily in equity securities of companies
                                    with relatively large capitalizations (i.e.,
                                    companies having market capitalizations of
                                    at least $3 billion at the time of initial
                                    purchase) that appear to the Adviser to be
                                    inexpensively priced relative to the return
                                    on total capital or equity

--------------------------------------------------------------------------------------
MFS GROWTH WITH INCOME              Seeks to provide reasonable current income
                                    and long-term growth of capital and income

--------------------------------------------------------------------------------------
MFS RESEARCH                        Seeks to provide long-term
                                    growth of capital and future income

--------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
---------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities (including preferred          General investment, foreign securities,
leveraging, stocks or convertible debt) and fixed income         derivatives, convertible securities, small-cap and mid-cap
securities  (including junk bonds), foreign securities,          company, junk bond, securities lending, and fixed income
derivatives, and  securities lending                             risks

---------------------------------------------------------------------------------------------------------------------------
Common stocks of companies in the S&P 500 Index                  General investment, index-fund, and fixed income risks

---------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of United States issuers and         General investment, growth investing, convertible
securities whose principal markets are in the United States      securities, and foreign securities risks

---------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of United States companies with      General investment, growth investing, convertible
market capitalization greater than $1 billion at the time of     securities, and foreign securities risks
purchase

---------------------------------------------------------------------------------------------------------------------------
Equity securities of a limited number of large, high-quality     General investment, focused portfolio, growth investing,
companies that are likely to offer superior earnings growth      convertible securities, derivatives, and foreign securities risks

---------------------------------------------------------------------------------------------------------------------------
Common stocks (plus convertible bonds, convertible               General investment, derivatives, foreign securities, value
preferred stocks, preferred stocks and debt securities)          investing, and fixed income risks

---------------------------------------------------------------------------------------------------------------------------
Common stocks and convertible securities of companies            General investment, growth investing, small-cap and
whose earnings are believed likely to grow faster than the       mid-cap company, derivatives, foreign securities, and fixed
economy as a whole                                               income risks

---------------------------------------------------------------------------------------------------------------------------
Equity securities of companies with relatively large             General investment, value investing, derivatives, and fixed
capitalizations that the Adviser believes are undervalued        income risks
based on their return on equity or capital

---------------------------------------------------------------------------------------------------------------------------
Equity securities (common stock, preferred stock,                General investment, mid-cap company, foreign securities,
convertible securities, warrants and depositary receipts)        and growth investing risks

---------------------------------------------------------------------------------------------------------------------------
Common stock or securities convertible into common stock         General investment, small-cap and mid-cap company,
of companies with better than average prospects for              foreign securities, fixed income, and growth investing risks long-term growth
---------------------------------------------------------------------------------------------------------------------------


                                     ------------------------- EQ Advisors Trust

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
--------------------------------------------------------------------------------
EQ ADVISORS TRUST GLOBAL/INTERNATIONAL PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                                   INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX       Seeks to replicate as closely as possible
                                    (before deduction of Portfolio expenses) the
                                    total return of the MSCI EAFE Index

--------------------------------------------------------------------------------
CAPITAL GUARDIAN INTERNATIONAL      Seeks long-term growth of capital by investing primarily in non-United States equity securities

--------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY      Seeks capital appreciation

--------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS     Seeks long-term capital appreciation by
EQUITY                              investing primarily in equity securities of
                                    emerging country issuers

--------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
Equity securities of companies in the MSCI EAFE Index          General investment, index-fund, foreign securities, liquidity, and derivatives risks

-----------------------------------------------------------------------------------------------------------------------------
Non-United States equity securities primarily of companies     General investment, foreign securities, growth investing,
located in Europe, Canada, Australia, and the Far East         convertible securities, and derivatives risks

-----------------------------------------------------------------------------------------------------------------------------
Equity securities of foreign companies                         General investment, foreign securities, small-cap and
                                                               mid-cap company, liquidity, and derivatives risks

-----------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging market country companies         General investment,foreign securities, convertible
                                                               securities, liquidity, derivatives, portfolio turnover,
                                                               non-diversification, and fixed income risks
-----------------------------------------------------------------------------------------------------------------------------

                                     ------------------------- EQ Advisors Trust

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
-------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST AGGRESSIVE EQUITY PORTFOLIOS
-------------------------------------------------------------------------------------------------
PORTFOLIO                          INVESTMENT OBJECTIVE(S)
ALLIANCE AGGRESSIVE STOCK         Seeks to achieve long-term growth of capital

-------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH         Seeks to achieve long-term growth of capital

-------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX             Seeks to replicate as closely as possible
                                   (before the deduction of Portfolio expenses)
                                   the total return of the Russell 2000 Index

-------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE             Seeks capital appreciation by investing in
                                   equity securities of U.S. companies with
                                   small market capitalizations (i.e., companies
                                   in the range of companies represented in the
                                   Russell 2000 Index) that the Adviser
                                   considers inexpensively priced relative to
                                   the return on total capital or equity

-------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES      Seeks to provide long-term capital growth

-------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of small and                General investment, small-cap and mid-cap company,
medium-sized companies (including securities of                growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose              securities lending, and foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
--------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller companies        General investment, small-cap and mid-cap company,
and undervalued securities (including securities of            growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose              securities lending, and foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
--------------------------------------------------------------------------------------------------------------------
Common stocks of small-cap companies in the Russell            General investment, index-fund, small-cap and mid-cap
2000 Index                                                     company, derivatives, and fixed income risks
--------------------------------------------------------------------------------------------------------------------
Equity securities of small-cap U.S. companies in the range     General investment, small-cap and mid-cap company,
of companies included in the Russell 2000 Index that the       value investing, non-diversification, and fixed income risks
Adviser believes are undervalued based on their return on
equity or capital
--------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the        General investment, small-cap and mid-cap company,
potential to become major enterprises or that are major        foreign securities, and growth investing risks
enterprises whose rates of earnings growth are expected to
accelerate
--------------------------------------------------------------------------------------------------------------------


                                     ------------------------- EQ Advisors Trust

2
About the investment portfolios


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This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

YEAR 2000 RISK: A Portfolio could be adversely affected if the computer systems used by the Trust, Adviser, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000 ("Year 2000 Problem"). The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by a Portfolio. This risk is greater for Portfolios that make foreign investments, particularly in emerging market countries.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. The performance shown below is from each Portfolio's predecessor registered investment company managed by the Adviser using the same investment objectives and strategies as the Portfolio. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Equitable Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

THE LIPPER AVERAGES are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm

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  13
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recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees and direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the contract level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE PRICE RETURN INDEX ("MSCI Emerging Markets Free") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea (@ 50%), Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan (@50%), Thailand, Turkey and Venezuela Free. The base date for the index is December 31, 1987. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The average size of the emerging market companies within this index is US $800 million.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") consists of that half of the 2,000 smallest of the 3,000 largest capitalization U.S. companies that has higher price-to-book ratios and higher forecasted growth. It is compiled by the Frank Russell Company.

THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and reflects reinvestment of dividends. It is compiled by the Frank Russell Company.

SALOMON BROTHERS BROAD INVESTMENT BOND INDEX is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


                                 ----------------------------- EQ Advisors Trust

FIXED INCOME PORTFOLIOS


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--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in diversified mix of high yield, fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated securities of comparable quality.

The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

The Portfolio will not invest more than 10% of its total assets in:

(i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

(ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

o fixed income securities which the Adviser believes have similar characteristics to securities which are rated B3 or higher by Moody's or B-or higher by S&P, or

o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

JUNK BOND RISK: The Portfolio invests primarily in "junk bonds" or lower-rated securities rated BBB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high-risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are also less liquid and experience more price volatility than higher rated fixed income securities. This Portfolio may also be subject to

----------
  15
--------------------------------------------------------------------------------

greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

    INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

    MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known; held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


                            ---------------------------------- EQ Advisors Trust

----------
   16
--------------------------------------------------------------------------------

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.



                   CALENDAR YEAR ANNUAL TOTAL RETURN*

1989    1990    1991    1992    1993    1994    1995    1996     1997    1998
4.9%    -1.4%   24.2%   12.1%   22.9%   -3.0%   19.7%   22.6%    18.2%   -5.4%


Best quarter (% and time period)        Worst quarter (% and time period)
7.90% (1997 2nd Quarter)                -11.03% (1998 3rd Quarter)



--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance High Yield Portfolio
   - Class IB Shares                -5.38%       9.74%          10.91%
--------------------------------------------------------------------------------
 ML Master**                         3.66%       9.01%          11.08%
--------------------------------------------------------------------------------
 Lipper High Current Yield Bond
   Funds Average**                  -0.44%       7.37%           9.34%
--------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares. The average annual total return for the Class IB shares since the Class IB inception date was 6.63%. The return for the ML Master for the comparable period (which dates from month-end of the Class IB inception date) was 9.06%.

**  For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

----------
  17
--------------------------------------------------------------------------------

WAYNE C. TAPPE has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Tappe, a Senior Vice President of Alliance, has been associated with Alliance since 1987.


                           ----------------------------------- EQ Advisors Trust

----------
   18
--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

      (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

      (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by Standard & Poor's ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or (ii) long term debt rated at least AA by S&P or Aa by Moody's;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

o   floating rate or master demand notes; and

o   repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign issuers and making secured loans of up to 50% of its total portfolio securities.

THE PRINCIPAL RISKS

MONEY MARKET RISK: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

----------
  19
--------------------------------------------------------------------------------

Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Money Market Portfolio) whose inception date is July 13, 1981. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------------

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
8.9%    8.0%    5.9%    3.3%    2.7%    3.8%    5.5%    5.1%    5.2%    5.1%


Best quarter (% and time period)                 Worst quarter (% and time period)
2.31% (1989 2nd Quarter)                         0.63% (1992 4th Quarter)

The Portfolio's 7-day yield for the quarter ended December 31, 1998 was 4.45%.

                           ----------------------------------- EQ Advisors Trust

----------
   20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Money Market Portfolio
   - Class IB Shares                5.08%        4.91%          5.33%
--------------------------------------------------------------------------------
 3-Month Treasury Bill              5.05%        5.11%          5.44%
--------------------------------------------------------------------------------
 Lipper Money Market Mutual
   Fund Average**                   4.84%        4.77%          5.20%
--------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 10, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares. The average annual total return for the Class IB shares since the Class IB inception date was 5.13%. The return on a 3-month Treasury Bill for the comparable period (which dates from month-end of the Class IB inception date) was 5.04%.

** For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

----------
  21
--------------------------------------------------------------------------------

JPM CORE BOND PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

THE INVESTMENT STRATEGY

This Portfolio's total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio currently invests all of its assets in investment grade debt securities rated BBB or better by Standard & Poor's ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's") or unrated securities of similar quality.

The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser's view of the market and interest rates. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio's bond holdings.

  Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries.

Under normal market conditions, the Portfolio will be primarily invested in bonds. When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in money market securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other specific risks of investing in fixed income securities include:

  INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

  INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities (rated, e.g., BBB by S&P) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

  MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated


                           ----------------------------------- EQ Advisors Trust

----------
   22
--------------------------------------------------------------------------------

  (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio commenced operations on January 1, 1998.


--------------------------------------------------------------------------------
              CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                      9.02%



Best quarter:                       Worst quarter:
4.72% (1998 3rd Quarter)            0.21% (1998 4th Quarter)


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                      SINCE
                                       ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 JPM Core Bond Portfolio                  9.02%        9.02%
--------------------------------------------------------------------------------
 Salomon Brothers Broad Investment
 Grade Bond Index*                        8.72%        8.72%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan is a registered investment adviser and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company. J.P. Morgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirements plans in the nation.

----------
  23
--------------------------------------------------------------------------------

The Portfolio Managers, responsible for the day to day management of the Portfolio since it commenced operations, are PAUL L. ZEMSKY, a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques, who joined J.P. Morgan in 1985; and ROBERT J. TEATOM, a Managing Director of J.P. Morgan and co-head of its U.S. Fixed Income Group, who joined J.P. Morgan in 1975.


                              -------------------------------- EQ Advisors Trust

DOMESTIC EQUITY PORTFOLIOS



----------
   24
--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of its capital and increase income.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment-grade debt securities and junk bonds, e.g., rated BB or lower by S&P or Ba or lower by Moody's. The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

----------
  25
--------------------------------------------------------------------------------

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is June 16, 1975. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


                           ----------------------------------- EQ Advisors Trust

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DOMESTIC EQUITY PORTFOLIOS (CONTINUED)


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   26
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
25.3%   -8.4%   37.6%   3.0%    24.6%   -2.4%   32.2%   24.0%   29.1%   29.1%


Best quarter (% and time period)     Worst quarter (% and time period)
28.36% (1998 4th Quarter)            -20.28% (1990 3rd Quarter)


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Common Stock Portfolio
    - Class IB Shares               29.06%       21.67%         18.38%
--------------------------------------------------------------------------------
 S&P 500 Index**                    28.58%       24.06%         19.21%
--------------------------------------------------------------------------------
 Lipper Growth Equity Mutual
    Funds Average**                 22.86%       18.63%         16.72%
--------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 1, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares. The average annual total return for the Class IB shares since the Class IB inception date was 30.09%. The return for the S&P 500 Index for the comparable period (which dates from month-end of the Class IB inception date) was 31.69%.

**  For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.

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  27
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BT EQUITY 500 INDEX PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the S&P 500.

THE INVESTMENT STRATEGY

The Portfolio invests in equity securities of companies included in the S&P 500. The Adviser seeks to match the risk and return characteristics of the S&P 500 by investing in a statistically selected sample of the securities found in the S&P 500, using a process known as "optimization". This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the S&P 500. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the S&P 500 as a whole.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Portfolio will not purchase the stock of Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses.

   For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

Over time, the correlation between the performance of the Portfolio and the S&P is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the S&P 500 may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks securities to track the S&P 500, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio may also invest up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the S&P 500 while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


          ---------------------------------------------------- EQ Advisors Trust

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DOMESTIC EQUITY PORTFOLIOS (CONTINUED)


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INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other Nationally Recognized Statistical Rating Organization ("NRSRO"), it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.



--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                     25.14%

Best quarter:                       Worst quarter:
21.26% (1998 4th Quarter)           (10.03)% (1998 3rd Quarter)


--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                   SINCE
                                    ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 BT Equity 500 Index Portfolio        25.14%       25.14%
--------------------------------------------------------------------------------
 S&P 500 Index*                       28.58%       28.58%

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services, including investment management to the international and domestic institutional markets. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.

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  29
--------------------------------------------------------------------------------

CAPITAL GUARDIAN RESEARCH
PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalization greater than $1 billion at the time of purchase.

The Portfolio may invest up to 10% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.


                             --------------------------------- EQ Advisors Trust

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DOMESTIC EQUITY PORTFOLIOS (CONTINUED)


----------
   30
--------------------------------------------------------------------------------

The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.

----------
  31
--------------------------------------------------------------------------------

CAPITAL GUARDIAN U.S. EQUITY
PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential of capital appreciation.

The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.


                               ------------------------------- EQ Advisors Trust

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Capital Guardian uses a multiple portfolio manager system under which the
Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

----------
  33
--------------------------------------------------------------------------------

EQ/ALLIANCE PREMIER GROWTH
PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in


                                    -------------------------- EQ Advisors Trust

----------
   34
--------------------------------------------------------------------------------

relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978. Prior to 1978, Mr. Harrison was co-founder, President, and Chief Executive Officer of IDS Advisory Corporation, the pension fund investment management subsidiary of Investors Diversified Services, Inc.

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EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

The Portfolio may also invest in corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government securities.

It may also invest a portion of its assets in debt securities rated below investment grade (commonly referred to as "junk bonds"), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities. The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve the Portfolio's investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in debt securities, preferred stocks or other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


                                  ---------------------------- EQ Advisors Trust

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DOMESTIC EQUITY PORTFOLIOS (CONTINUED)

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   36
--------------------------------------------------------------------------------

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.



--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                     12.75%


Best quarter:                       Worst quarter:
16.49% (1998 4th Quarter)           (10.58)% (1998 3rd Quarter)


--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                    SINCE
                                     ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 EQ/Putnam Growth & Income Value
 Portfolio                             12.75%       17.56%
--------------------------------------------------------------------------------
 S&P 500 Index*                        28.58%       31.63%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

ANTHONY I. KREISEL is the Portfolio Manager responsible for the day to day management of the Portfolio since it commenced operations. Mr. Kreisel has been employed by Putnam Management as either a portfolio manager or analyst since 1986.

----------
  37
--------------------------------------------------------------------------------

EQ/PUTNAM INVESTORS GROWTH
PORTFOLIO
INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of companies with market capitalizations of $2 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. The Portfolio may purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

The Portfolio may also engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps and may also invest in convertible securities, preferred stocks and debt securities.

When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely


                               ------------------------------- EQ Advisors Trust

----------
   38
--------------------------------------------------------------------------------

affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.



--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                     36.27%


Best quarter:                       Worst quarter:
25.29% (1998 4th Quarter)           (11.25)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 EQ/Putnam Investors Growth Portfolio        36.27%       37.34%
--------------------------------------------------------------------------------
 S&P 500 Index*                              28.58%       31.63%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

The Portfolio Managers, responsible for the day to day management of the Portfolio since its inception, are: C. BETH COTNER, who has been employed by Putnam Management as an investment professional* since 1995, and prior to 1995, was a Portfolio Manager and Executive Vice President of Kemper Financial Services; RICHARD B. ENGLAND, who has been employed by Putnam Management as an investment professional* since 1992; and MANUAL WEISS HERRERRO, who has been employed by Putnam

----------
  39
--------------------------------------------------------------------------------

Management as investment professional* since 1987. (*Investment professional means that the manager was either a portfolio manager or analyst.)


                                      ------------------------ EQ Advisors Trust

----------
   40
--------------------------------------------------------------------------------

LAZARD LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

THE INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its total [net assets] assets primarily in equity securities of large capitalization companies. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

o   low price to earnings ratios;

o   high yield;

o   unrecognized assets;

o   the possibility of management change; and/or

o   the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest

----------
  41
--------------------------------------------------------------------------------

rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's average annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                     20.01%


Best quarter:                       Worst quarter:
23.34% (1998 4th Quarter)           (13.43)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                      SINCE
                                       ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 Lazard Large Cap Value Portfolio        20.01%       20.01%
--------------------------------------------------------------------------------
 S&P 500 Index*                          25.58%       28.58%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Fr-res provides its clients with a wide variety of investment banking, brokerage and related services, including investment management.

The Portfolio Managers, responsible for the day to day management since the inception of the Portfolio are HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982; and MICHAEL S. ROME, a Managing Director of LAM and a U.S./Global Equity Portfolio Manager since 1991.


                                ------------------------------ EQ Advisors Trust

----------
   42
--------------------------------------------------------------------------------

MFS GROWTH WITH INCOME PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to provide reasonable current income and long-term growth of capital and income.

For purposes of this Portfolio, the words "reasonable current income" mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.


The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by the Adviser's large group of equity research analysts.

The Portfolio may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

----------
  43
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is December 31, 1998. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN D. LAUPHEIMER, JR., Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1986; and MITCHELL D. DYNAN, a Vice President of MFS, who has been employed as a portfolio manager by MFS since 1981.


                          ------------------------------------ EQ Advisors Trust

----------
   44
--------------------------------------------------------------------------------

MFS RESEARCH PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

o   favorable prospects for long-term growth;

o   attractive valuations based on current and expected earnings or cash flow;

o   dominant or growing market share; and

o   superior management.

The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The Portfolio may invest in foreign equity securities, and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may invest up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding

----------
  45
--------------------------------------------------------------------------------

investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.



--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                     24.11%


Best quarter:                         Worst quarter:
21.36% (1998 4th Quarter)            (17.35)% (1997 4th Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                            SINCE
                             ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 MFS Research Portfolio        24.11%       24.41%
--------------------------------------------------------------------------------
 S&P 500 Index*                28.58%       31.63%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select


                                     ------------------------- EQ Advisors Trust

----------
   46
--------------------------------------------------------------------------------

what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

GLOBAL/INTERNATIONAL PORTFOLIOS


----------
  47
--------------------------------------------------------------------------------

BT INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.

   For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.

Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies);


                                 ----------------------------- EQ Advisors Trust

----------
   48
--------------------------------------------------------------------------------

inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

    EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

    EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

    REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's average annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.


--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                     20.07%


Best quarter:                        Worst quarter:
20.43% (1998 4th Quarter)            (13.90)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             SINCE
                                              ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 BT International Equity Index Portfolio        20.07%       20.07%
--------------------------------------------------------------------------------
 MSCI EAFE Index*                               20.00%       20.00%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

----------
  49
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets, including investment management. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.


                           ----------------------------------- EQ Advisors Trust

----------
   50
--------------------------------------------------------------------------------

CAPITAL GUARDIAN INTERNATIONAL
PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

The Portfolio primarily invests in common stocks (or securities convertible into common stocks), warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

    EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political

----------
  51
--------------------------------------------------------------------------------

    systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

    EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

    REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $80 billion as of December 31, 1998.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management


                                    -------------------------- EQ Advisors Trust

----------
   52
--------------------------------------------------------------------------------

subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.

JOHN MCILWRAITH. John McIlwraith is a Senior Vice President-International and a director of Capital Guardian, a Director and a Senior Vice President of Capital International Limited, and an international equity portfolio manager. He joined the Capital Guardian organization in 1984.

ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc. Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined Capital Guardian in 1981.

----------
  53
--------------------------------------------------------------------------------

EQ/PUTNAM INTERNATIONAL EQUITY
PORTFOLIO
INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies in a number of different countries. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, a majority of the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be an issuer of securities located in a country other than the U.S.:

o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.; or

o companies that earn 50% or more of their total revenues from business outside the U.S.

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size whose earnings the Adviser believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued.

The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

    EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

    EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in


                               ------------------------------- EQ Advisors Trust

----------
   54
--------------------------------------------------------------------------------

    11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

    REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                     19.51%


Best quarter:                       Worst quarter:
22.16% (1998 4th Quarter)           (18.48)% (1998 3rd Quarter)



--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE
                                               ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 EQ/Putnam International Equity Portfolio        19.51%       17.52%
--------------------------------------------------------------------------------
 MSCI EAFE*                                      20.00%       13.43%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc.

The Portfolio Managers, responsible for the day to day management of the Portfolio since the inception of the Portfolio, are JUSTIN SCOTT, a Managing Director, who has been with Putnam Management as an investment

----------
  55
--------------------------------------------------------------------------------

professional* since 1988 and OMID KAMSHAD, a Managing Director, who has been employed as an investment professional* by Putnam Management since 1996. Prior to January 1996, he was a Director of Investments at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was Director at Baring Asset Management Company. (*Investment professional means that the manager was either a portfolio manager or analyst.)


                             --------------------------------- EQ Advisors Trust

----------
   56
--------------------------------------------------------------------------------

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of companies located in emerging markets countries. Such equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies in emerging market countries that it believes have strong developing economies and increasingly sophisticated markets. The Portfolio generally invests only in emerging markets countries whose currencies are freely convertible into United States dollars.


    A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

    For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:
    o Its principal securities trading market is in an emerging market country;
    o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in emerging market countries; and
    o it is organized under the laws of or has a principal office in an emerging market country.


The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.

    In a "top-down" approach, country allocations are made based on forecasts of stock market trends. In a "bottom-up" approach, securities are reviewed and chosen individually.

The Portfolio may invest to a lesser extent in corporate or government-issued or guaranteed debt securities of emerging markets countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity or debt securities (including "junk bonds") of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it

----------
  57
--------------------------------------------------------------------------------

may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

    EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem may also be especially acute in emerging market countries, which also may adversely affect the value of the Portfolio's investments.

    EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the introduction of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

    REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in higher taxable gains that could be passed through to shareholders.

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities


                               ------------------------------- EQ Advisors Trust

----------
   58
--------------------------------------------------------------------------------

are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is August 20, 1997.


--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                    (27.10%)


Best quarter:                       Worst quarter:
14.56% (1998 4th Quarter)           (22.14)% (1998 2nd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                       ONE YEAR         INCEPTION
--------------------------------------------------------------------------------
 Morgan Stanley Emerging Markets
 Equity Portfolio                        (27.10)%         (32.69)%
--------------------------------------------------------------------------------
 MSCI Emerging Markets Free*             (25.34)%         (28.92)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO
MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), 1221 Avenue of the Americas, New York, NY 10020. MSAM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

The Portfolio Managers, responsible for the day to day management of the Portfolio since the Portfolio commenced operations, are: ROBERT MEYER, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated, who is head of MSAM's Emerging Markets Equity Group and who joined MSAM in 1989; and ANDY SKOV, a Principal of MSAM and Morgan Stanley & Co. Incorporated who joined MSAM in 1994.

AGGRESSIVE EQUITY PORTFOLIOS


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--------------------------------------------------------------------------------

ALLIANCE AGGRESSIVE STOCK PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity securities of small and medium-sized companies that, in the opinion of the Adviser, have favorable growth prospects. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

The Portfolio may also invest up to 20% of its total assets in foreign securities and may also make use of various other investment strategies, including investments in debt securities and making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


                                    -------------------------- EQ Advisors Trust

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--------------------------------------------------------------------------------

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
                   CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1989    1990    1991    1992    1993    1994    1995    1996     1997    1998
43.2%   7.9%    86.6%   -3.4%   16.5%   -4.1%   31.4%   22.1%    10.7%   0.1%


Best quarter (% and time period)     Worst quarter (% and time period)
40.04% (1991 1st Quarter)            -27.25% (1998 3rd Quarter)



--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 Alliance Aggressive Stock
   Portfolio - Class IB Shares      0.10%       11.25%         18.65%
--------------------------------------------------------------------------------
 S&P 400 MidCap Index**            19.11%       18.84%         19.29%
--------------------------------------------------------------------------------
 50% S&P 400 MidCap
   Index/50% Russell 2000**         8.28%       15.56%         16.49%
--------------------------------------------------------------------------------
 Lipper MidCap Growth Funds
   Average**                       12.16%       14.87%         15.44%
--------------------------------------------------------------------------------

* For periods prior to the inception of Class IB Shares (October 1, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares. The average annual total return for the Class IB shares since the Class IB inception date was 5.70%. The return for the S&P 400 MidCap Index for the comparable period (which dates from month-end of the Class IB inception date) was 18.11%.

**  For more information on this index, see the preceding section "The
    Benchmarks."

----------
  61
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ALDEN M. STEWART and RANDALL E. HAASE have been the persons principally responsible for the day-to-day management of the Portfolio and its predecessor since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970. Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.


                                   --------------------------- EQ Advisors Trust

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--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of smaller capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $2 billion).

The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

The Portfolio will invest up to 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper).

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment-grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

----------
  63
--------------------------------------------------------------------------------

risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for 1998, the Portfolio's first full year of existence and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor will be transferred to the Portfolio on October 18, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
                   CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                     -4.4%


Best quarter (% and time period)     Worst quarter (% and time period)
22.92% (1998 4th Quarter)            -28.13% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 Alliance Small Cap Growth Portfolio -
 Class IB Shares                             -4.44%       12.06%
--------------------------------------------------------------------------------
 Russell 2000 Growth Index*                   1.23%       16.58%
--------------------------------------------------------------------------------
 Lipper Small Company Growth Funds
 Average*                                    -0.33%       16.72%
--------------------------------------------------------------------------------

* For more information on this index, see the preceding section "The Benchmarks." Index returns are from the end of the month of inception.


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly


                                      ------------------------ EQ Advisors Trust

----------
   64
--------------------------------------------------------------------------------

traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MARK J. CUNNEEN has been responsible for the day-to-day management of Portfolio and its predecessor since January 1999. Mr. Cunneen, a Senior Vice President of Alliance, has been associated with Alliance since January 1999. Prior to joining Alliance, Mr. Cunneen had been associated with INVESCO since May 1998, and before that with Chancellor LGT Asset Management, Inc. ("Chancellor") since 1992. Mr. Cunneen had been the head of Chancellor's Small Cap Equity Group since 1997.

----------
  65
--------------------------------------------------------------------------------

BT SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.

   For more information on The Russell 2000, see the preceding section "The Benchmarks." The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


                               ------------------------------- EQ Advisors Trust

----------
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--------------------------------------------------------------------------------

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.



--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                    (2.27)%


Best quarter:                        Worst quarter:
16.21% (1998 4th Quarter)            (19.52)% (1998 3rd Quarter)



--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                         ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 BT Small Company Index Portfolio          (2.27)%         (2.27)%
--------------------------------------------------------------------------------
 Russell 2000 Index*                       (2.54)%         (2.54)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. During 1999, Bankers Trust Corporation and a wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank") expect to finalize a merger in which Bankers Trust Corporation will be acquired by and become a subsidiary of Deutsche Bank.

----------
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--------------------------------------------------------------------------------

LAZARD SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

    For more information on The Russell 2000, see the preceding section "The Benchmarks".

    A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
(i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and
(vii) have a relatively short corporate history with the expectation that the business may grow.

Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less-well known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


                              -------------------------------- EQ Advisors Trust

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   68
--------------------------------------------------------------------------------

NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first year of existence. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.



--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                    (7.03)%


Best quarter:                        Worst quarter:
15.78% (1998 4th Quarter)            (20.10)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                         ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 Lazard Small Cap Value Portfolio          (7.03)%         (7.03)%
--------------------------------------------------------------------------------
 Russell 2000 Index*                       (2.54)%         (2.54)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

The Portfolio Managers, responsible for the day to day management since the inception of the Portfolio, are: EILEEN D. ALEXANDERSON, a Managing Director of LAM who has been with LAM since 1979 and HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982.

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MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises; or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis performed by the Adviser.

In addition, up to 15% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In


                              -------------------------------- EQ Advisors Trust

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addition, the value of foreign investments can be adversely affected by:
unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 1998, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------------
                CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                      1998
                                     34.57%


Best quarter:                        Worst quarter:
26.70% (1998 4th Quarter)            (12.69)% (1998 3rd Quarter)


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                     SINCE
                                    ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 MFS Emerging Growth Companies
 Portfolio                            34.57%          34.81%
--------------------------------------------------------------------------------
 Russell 2000 Index*                  (2.54)%        (14.53)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The Portfolio Managers are JOHN W. BALLEN, President of MFS, who has been employed by MFS as a portfolio manager of the Portfolio since 1984, and TONI Y. SHIMURA, a Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995.

3
More information on principal risks


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Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Advisers for each Portfolio rely on the insights of different specialists in making investment decisions based on each Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

YEAR 2000 RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Trust and its Portfolios could be adversely affected if the computer systems used by the Advisers, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." Virtually all operations of the Trust and its Portfolios are computer reliant. The Manager, Advisers, administrator, transfer agent, distributors and custodian have informed the Trust that they are actively taking steps to address the Year 2000 Problem with regard to their respective computer systems and the interfaces between their respective computer systems. The Trust is also taking measures to obtain assurances from necessary persons that comparable steps are being taken by the key service providers to the Trust's Advisers, administrator, transfer agent, distributors, and custodian. There can be no assurance that the Trust and the Portfolios' key service providers will be Year 2000 compliant. If not adequately addressed, the Year 2000 Problem could result in the inability of the Trust to perform its mission critical functions, including trading and settling trades of Portfolio securities, pricing of portfolio securities and processing shareholder transactions, and the net asset value of its Portfolios' shares may be materially affected.

In addition, because the Year 2000 Problem affects virtually all issuers, the companies or entities in which the Portfolios may invest also could be adversely impacted by the Year 2000 Problem. For example, issuers may incur substantial costs to address the Year 2000 problem. The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by the Portfolios. The Advisers have assured the Trust that they consider such issues in making investment decisions for the Portfolios. Furthermore, certain of the Portfolios make international investments thereby exposing these Portfolios to operations, custody and settlement processes outside the United States.

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In many countries outside the United States the Year 2000 Problem has not been adequately addressed and concerns have been raised that capital flight, among other issues, may be triggered by full disclosure of the Year 2000 Problem on countries outside the United States. Additional information on the impact of the Year 2000 Problem on emerging market countries is provided in this section, under "FOREIGN SECURITIES RISKS-EMERGING MARKET RISK."

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

    CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

    Credit risk is particularly significant for the Portfolios, such as the Alliance High Yield Portfolio, that invests a material portion of its assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative. Portfolios such as the Alliance High Yield Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

    INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response

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    to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

    MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

    INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

    JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

FOREIGN SECURITIES RISKS: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

    CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

    EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries


                                ------------------------------ EQ Advisors Trust

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    and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

    The YEAR 2000 PROBLEM may also be especially acute in emerging market countries. Many emerging market countries are currently lagging behind more developed countries in their Year 2000 preparedness because they lack the financial resources to undertake the necessary remedial actions. A lack of Year 2000 preparedness may adversely affect the health, security and economic well-being of emerging market countries and could, obviously, adversely affect the value of a Portfolio's investments in emerging market countries. More information on the Year 2000 Problem is provided in this section, under "GENERAL INVESTMENT RISKS-YEAR 2000 RISK."

    EURO RISK: Certain of the Portfolios invests in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

    The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Portfolios are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan on the Portfolios. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect a Portfolio if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the Portfolios.


    POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

    REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

    TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.


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GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios utilize a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

NON-DIVERSIFICATION RISK: The Lazard Small Cap Value Portfolio and the Morgan Stanley Emerging Markets Equity Portfolios are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry.


                                ------------------------------ EQ Advisors Trust

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The use of such a focused investment strategy may increase the volatility of a
Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, each Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. Each non-diversified Portfolio intends to qualify as a RIC.


PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield Portfolio may make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

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The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


                             --------------------------------- EQ Advisors Trust

4
Management of the Trust


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This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty (40) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

EQ Financial Consultants, Inc. ("EQFC"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. The Board of Trustees of the Trust has approved a transfer to Equitable of the Trust's Investment Management Agreement with EQFC. This transfer is expected to be completed in September 1999. Upon completion of the transfer, Equitable will serve as the Manager of the Trust. However, until completion of the transfer, EQFC will continue to serve in that capacity. Equitable, 1290 Avenue of the Americas, New York, New York 10104, is the indirect corporate parent of EQFC. Both EQFC and Equitable are investment advisers registered under the Investment Advisers Act of 1940, as amended, and EQFC is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management and administration of the Trust. In the exercise of that responsibility, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select the Advisers for the Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian and administrator.

The Manager has filed an application ("Substitution Application") requesting that the SEC approve the substitution of Class IA and Class IB shares of 14 new Portfolios of the Trust for the same class of shares of corresponding portfolios of The Hudson River Trust ("HRT"). Alliance Capital Management L.P. ("Alliance") will serve as Adviser for each of those 14 new Portfolios. The Substitution Application states that, with respect to those 14 new Portfolios advised by Alliance, the Manager will not use the powers granted to it under the Multi-Manager Order (i) to terminate Alliance and select a new Adviser for those Portfolios or (ii) to materially modify the Investment Advisory Agreement between the Manager and Alliance without first obtaining shareholder approval to utilize the powers granted under the Multi-Manager Order or the approval of shareholders to materially modify the Investment Advisory Agreement.

----------
  79
--------------------------------------------------------------------------------

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 1998 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 1998 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust.

MANAGEMENT FEES PAID BY THE PORTFOLIOS TO EQ FINANCIAL CONSULTANTS, INC. IN 1998

--------------------------------------------------------------------------------
                                       ANNUAL        RATE OF
                                        RATE          FEES
PORTFOLIOS                             RECEIVED      WAIVED
--------------------------------------------------------------------------------
 BT Equity 500 Index                0.00%         0.25%
 BT International Equity Index      0.00%         0.35%
 BT Small Company Index             0.00%         0.25%
 EQ/Putnam Growth & Income          0.36%         0.19%
   Value
 EQ/Putnam International Equity     0.44%         0.26%
 EQ/Putnam Investors Growth         0.31%         0.24%
 JPM Core Bond                      0.05%         0.40%
 Lazard Large Cap Value             0.21%         0.34%
 Lazard Small Cap Value             0.62%         0.18%
 MFS Emerging Growth                0.36%         0.19%
   Companies
 MFS Research                       0.35%         0.20%
 Morgan Stanley Emerging            0.33%         0.82%
   Markets Equity
--------------------------------------------------------------------------------

The ten (10) Portfolios listed in the table below did not commence operations during 1998. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager is entitled to receive in 1999 for managing each of these Portfolios. As explained in the next section, the Portfolios listed below (except for the Portfolios for which Alliance serves as Investment Adviser other than EQ/Alliance Premier Growth Portfolio) are subject to an expense limitation agreement between the Trust and Manager, which affects the rate of management fees to be received by the Manager on behalf of each Portfolio.

ANNUAL RATE OF MANAGEMENT FEES

--------------------------------------------------------------------------------
 PORTFOLIOS                                ANNUAL RATE
--------------------------------------------------------------------------------
 Alliance Aggressive Stock (3)               0.54%
 Alliance Common Stock (3)                   0.36%
 Alliance High Yield (3)                     0.60%
 Alliance Money Market (3)                   0.35%
 Alliance Small Cap Growth (3)               0.90%
 Capital Guardian International (1)          0.75%
 Capital Guardian Research (1)               0.65%
 Capital Guardian U.S. Equity (1)            0.65%
 EQ/Alliance Premier Growth (1)              0.90%
 MFS Growth with Income (2)                  0.55%
--------------------------------------------------------------------------------

(1) The inception date for this Portfolio was April 30, 1999.
(2) The inception date for this Portfolio was December 31, 1998.
(3) The inception date for this Portfolio is October 18, 1999.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of each Portfolio (except for the Portfolios for which Alliance serves as Investment Adviser, other than EQ/Alliance Premier Growth Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to each Portfolio ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following fees:


                           ----------------------------------- EQ Advisors Trust

----------
   80
--------------------------------------------------------------------------------

EXPENSE LIMITATION RATES

--------------------------------------------------------------------------------
                                        AMOUNT EXPENSES
                                      LIMITED TO (% OF
 PORTFOLIOS                           DAILY NET ASSETS)
--------------------------------------------------------------------------------
 BT Equity 500 Index                         0.30%
 BT International Equity Index               0.75%
 BT Small Company Index                      0.50%
 Capital Guardian International              0.95%
 Capital Guardian Research                   0.70%
 Capital Guardian U.S. Equity                0.70%
 EQ/Alliance Premier Growth                  0.90%
 EQ/Putnam Growth & Income Value             0.60%
 EQ/Putnam International Equity              0.95%
 EQ/Putnam Investors Growth                  0.70%
 JPM Core Bond                               0.55%
 Lazard Large Cap Value                      0.70%
 Lazard Small Cap Value                      0.95%
 MFS Emerging Growth Companies               0.60%
 MFS Growth with Income                      0.60%
 MFS Research                                0.60%
 Morgan Stanley Emerging Markets             1.50%
   Equity
--------------------------------------------------------------------------------

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless:
(i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and
(iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five (5) fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

THE ADVISERS

Each Portfolio has an Adviser that furnishes an investment program for the Portfolio pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

The Manager and certain non-affiliated insurance companies and certain of their separate accounts (collectively, "Applicants") have filed a Substitution Application with the SEC. Applicants have included, as a term of the Substitution Application, that with respect to those Portfolios for which Alliance serves as Adviser (other than the EQ/Alliance Premier Growth Portfolio, which will not be substituted for a portfolio of HRT), the Manager will not: (i) terminate Alliance

----------
  81
--------------------------------------------------------------------------------

and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

THE ADMINISTRATOR

Pursuant to an agreement, Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.

THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of the Adviser to another Portfolio for which such Adviser does not provide investment advice. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


                            ---------------------------------- EQ Advisors Trust

5
Fund distribution arrangements


----------------
      82
--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc., ("EQFC") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. EQFC and EDI are affiliates of Equitable. Both EQFC and EDI are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption


----------------
  83
--------------------------------------------------------------------------------

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

Portfolios that invest a significant portion of their assets in foreign securities, may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

7
How assets are valued


----------------
      84
--------------------------------------------------------------------------------

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, or in American Depository Receipts or similar form, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8
Tax information


----------------
  85
--------------------------------------------------------------------------------

Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in figuring out whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. The Administrator and the Manager therefore carefully monitor compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Prior performance of each adviser


----------------
      86
--------------------------------------------------------------------------------

The following table provides information concerning the historical performance of another registered investment company (or series) or other institutional private accounts managed by each Adviser that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided only for the J.P. Morgan Active Fixed Income Composite, the Capital Guardian U.S. Equity Research Portfolio Diversified Composite, the Capital Guardian U.S. Equity Composite, and the Capital Guardian Non-U.S Equity Composite (collectively, the "Composites"). The total returns for each Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by J.P. Morgan's and Capital Guardian's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by J.P. Morgan and Capital Guardian that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflects all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

The performance results for the registered investment companies or Composite presented below are subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The

-----
 87
--------------------------------------------------------------------------------

performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.

The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/98 The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.


------------------------------------------------------------------------------------------------------------------------
                                                                  1           5           10        Since      Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)      Year       Years       Years     Inception      Date
------------------------------------------------------------------------------------------------------------------------
Benchmark
========================================================================================================================
 ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS9 (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
                                                               49.85%       N/A         N/A         42.97%     10/1/96
S&P 500 Index(3)                                               28.57%       N/A         N/A         21.60%
========================================================================================================================
 BT ADVISORS FUNDS - EAFE EQUITY INDEX FUND - INSTITUTIONAL CLASS (BT INTERNATIONAL EQUITY INDEX PORTFOLIO)
                                                               19.81%       N/A         N/A          9.69%     1/24/96
MSCI EAFE Index(5)                                             20.33%       N/A         N/A          9.70%
========================================================================================================================
 BT ADVISORS FUNDS - SMALL CAP INDEX FUND-INSTITUTIONAL CLASS (BT SMALL COMPANY INDEX PORTFOLIO)
                                                               (2.60)%      N/A         N/A         11.58%     7/10/96
Russell 2000 Index(4)                                          (2.54)%      N/A         N/A         11.85%
========================================================================================================================
 BT INSTITUTIONAL FUNDS - EQUITY 500 INDEX FUND - INSTITUTIONAL CLASS (BT EQUITY 500 INDEX PORTFOLIO)
                                                               28.75%       24.05%      N/A         21.56%    12/31/92
S&P 500 Index(3)                                               28.57%       24.06%      N/A         21.61%
========================================================================================================================
 CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE (CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
                                                               17.21%       11.51%      10.76%                12/31/78
MSCI EAFE Index(5)                                             20.33%        9.50%       5.85%
========================================================================================================================
 CAPITAL GUARDIAN U.S. EQUITY COMPOSITE (CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO)
                                                               22.76%       22.15%      17.95%                12/31/66
S&P 500 Index(3)                                               28.57%       24.06%      19.21%
========================================================================================================================
 CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE (CAPITAL GUARDIAN RESEARCH PORTFOLIO)
                                                               28.33%       24.41%      N/A         21.62%     3/31/93
S&P 500 Index(3)                                               28.57%       24.06%      N/A         21.68%
========================================================================================================================
 J.P. MORGAN ACTIVE FIXED INCOME COMPOSITE (JPM CORE BOND PORTFOLIO)
                                                                6.90%        7.20%       9.40%                 5/31/77
Salomon Brothers Broad Investment Grade Bond Index(1)           8.70%        7.30%       9.30%
========================================================================================================================
 THE LAZARD FUNDS, INC. - LAZARD EQUITY PORTFOLIO (LAZARD LARGE CAP VALUE PORTFOLIO)
                                                               17.31%       20.36%      16.83%                    6/87
S&P 500 Index(3)                                               28.57%       24.06%      19.21%
========================================================================================================================

                                     ------------------------- EQ Advisors Trust

-----
  88
--------------------------------------------------------------------------------


====================================================================================================================
                                                                                                  1            5
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                      Year        Years
--------------------------------------------------------------------------------------------------------------------
 THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO (LAZARD SMALL CAP VALUE PORTFOLIO)
                                                                                               (12.62)%     11.45%
Russell 2000 Index(4)                                                                           (2.54)%     11.86%
====================================================================================================================
 MASSACHUSETTS INVESTORS TRUST(2) (MFS GROWTH WITH INCOME PORTFOLIO)
                                                                                                22.95%      22.97%
S&P 500 Index(3)                                                                                28.57%      24.06%
====================================================================================================================
 MFS EMERGING GROWTH FUND(6) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                                23.56%      19.66%
Russell 2000 Index(4)                                                                           (2.54)%     11.86%
====================================================================================================================
 MFS RESEARCH FUND(2, 6) (MFS RESEARCH PORTFOLIO)
                                                                                                22.92%      20.65%
S&P 500 Index(3)                                                                                28.57%      24.06%
====================================================================================================================
 MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO(7) (MORGAN STANLEY EMERGING MARKETS
EQUITY PORTFOLIO)
                                                                                               (25.40)%     (8.20)%
IFC Global Total Return Composite Index(8)                                                     (21.10)%     (8.70)%
====================================================================================================================
 PUTNAM GROWTH & INCOME FUND II(2) (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
                                                                                                12.46%      N/A
S&P 500 Index(3)                                                                                28.57%      N/A
====================================================================================================================
 PUTNAM INTERNATIONAL GROWTH FUN(2) (EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                                                                                18.95%      13.18%
MSCI EAFE Index(5)                                                                              20.33%       9.50%
====================================================================================================================
 PUTNAM INVESTORS FUND(2)(EQ/PUTNAM INVESTORS GROWTH PORTFOLIO)
                                                                                                35.52%      24.12%
S&P 500 Index(3)                                                                                28.57%      24.06%
--------------------------------------------------------------------------------------------------------------------

                                                                                                 10        Since      Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                    Years     Inception       Date
-------------------------------------------------------------------------------------------------------------------------------
 THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO (LAZARD SMALL CAP VALUE PORTFOLIO)
                                                                                           N/A             16.10%      10/1/91
Russell 2000 Index(4)                                                                      N/A             13.89%
===============================================================================================================================
 MASSACHUSETTS INVESTORS TRUST(2) (MFS GROWTH WITH INCOME PORTFOLIO)
                                                                                               19.15%                  7/15/24
S&P 500 Index(3)                                                                               19.21%
===============================================================================================================================
 MFS EMERGING GROWTH FUND(6)(MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                               22.94%                 12/29/86
Russell 2000 Index(4)                                                                          12.94%
===============================================================================================================================
 MFS RESEARCH FUND(2, 6)(MFS RESEARCH PORTFOLIO)
                                                                                               18.44%                 10/13/71
S&P 500 Index(3)                                                                               19.21%
===============================================================================================================================
 MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO(7)(MORGAN STANLEY EMERGING MARKETS
EQUITY PORTFOLIO)
                                                                                           N/A              3.50%      9/25/92
IFC Global Total Return Composite Index(8)                                                 N/A              1.90%
===============================================================================================================================
 PUTNAM GROWTH & INCOME FUND II(2) (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
                                                                                           N/A             22.83%       1/5/95
S&P 500 Index(3)                                                                           N/A             30.51%
===============================================================================================================================
 PUTNAM INTERNATIONAL GROWTH FUND(2)(EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                                                                           N/A             13.24%      2/28/91
MSCI EAFE Index(5)                                                                         N/A              7.58%
===============================================================================================================================
 PUTNAM INVESTORS FUND(2)(EQ/PUTNAM INVESTORS GROWTH PORTFOLIO)
                                                                                               20.16%                  12/1/25
S&P 500 Index(3)                                                                               19.21%
-------------------------------------------------------------------------------------------------------------------------------

 1 The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The index does not include fees or operating expenses and is not available for actual investment. 2 Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.
 3 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
 4 The Russell 2000 Index is an unmanaged index (with no defined investment objective) composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.
 5 The Morgan Stanley Capital International EAFE Index ("EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The returns of the EAFE Index assume dividends are reinvested net of withholding tax and do not reflect any fees or operating expenses. The index is not available for actual investment.
 6 The results for the MFS Research Fund (Class A shares) and the MFS Emerging
   Growth Fund (Class B shares) do not reflect sales charges that may be imposed on the such shares.

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 89
--------------------------------------------------------------------------------

 7 - Emerging Markets Portfolio. The Class B shares of the Morgan Stanley
   Institutional Fund, Inc. - Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The expense ratio of Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio has been capped at 1.75% since inception.
 8 The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.
 9 Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.


                                     ------------------------- EQ Advisors Trust

10

Financial Highlights

-------
   90

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Trust's financial performance since May 1, 1997. The Trust began to offer Class IA shares for the MFS Emerging Growth Companies and BT International Equity Portfolios on November 24, 1998. Except for those two Portfolios, the financial information in the table below for the period May 1, 1997 to December 31, 1998 relates only to the Class IB shares. The financial information relating to both the Class IA shares and the Class IB shares has been derived from the audited financial statements of the Trust. These financial statements have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1998 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


                                                                               NET
                                                                            REALIZED
                                                                               AND
                                                                           UNREALIZED
                                                                            GAIN (LOSS)
                                                NET ASSET                      ON
                                                  VALUE,                    INVESTMENTS
                                                BEGINNING       NET        AND FOREIGN
                                                   OF       INVESTMENT      CURRENCY
                                                 PERIOD       INCOME      TRANSACTIONS
                                                ----------  ----------    ------------

 BT EQUITY 500 INDEX PORTFOLIO
 Dec. 31, 1998                                  $ 10.00       $ 0.06        $  2.45
 Dec. 31, 1997                                        -            -             -
 BT INTERNATIONAL EQUITY INDEX PORTFOLIO

 Class IB Dec. 31, 1998                         $ 10.00       $ 0.08        $  1.92
 Class IB Dec. 31, 1997                               -            -             -
 Class IA Nov. 24-Dec. 31, 1998                 $ 11.67       $ 0.03        $  0.31
 BT SMALL COMPANY INDEX PORTFOLIO

 Dec. 31, 1998                                  $ 10.00       $ 0.07        $ (0.30)
 Dec. 31, 1997                                        -            -             -
 EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

 Dec. 31, 1998                                  $ 11.52       $ 0.11        $  1.35
 Dec. 31, 1997                                  $ 10.00       $ 0.06        $  1.56
 EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

 Dec. 31, 1998                                  $ 10.89       $ 0.05        $  2.07
 Dec. 31, 1997                                  $ 10.00       $ 0.03        $  0.93
 EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

 Dec. 31, 1998                                  $ 12.33       $ 0.01        $  4.46
 Dec. 31, 1997                                  $ 10.00       $ 0.02        $  2.45
 JPM CORE BOND PORTFOLIO

 Dec. 31, 1998                                  $ 10.00       $ 0.21        $  0.70
 Dec. 31, 1997                                        -            -             -




                                                                        DIVIDENDS IN
                                                           DIVIDENDS     EXCESS OF     DISTRIBUTIONS

                                              TOTAL FROM    FROM NET         NET            FROM
                                              INVESTMENT   INVESTMENT    INVESTMENT       REALIZED
                                              OPERATIONS     INCOME        INCOME          GAINS
                                              ----------   ----------    -----------   -------------
 BT EQUITY 500 INDEX PORTFOLIO
 Dec. 31, 1998                                $  2.51      $ (0.06)            -          -
 Dec. 31, 1997                                      -            -             -          -
 BT INTERNATIONAL EQUITY INDEX PORTFOLIO

 Class IB Dec. 31, 1998                       $  2.00      $ (0.15)            -          -
 Class IB Dec. 31, 1997                             -            -             -          -
 Class IA Nov. 24-Dec. 31, 1998               $  0.34      $ (0.17)            -          -
 BT SMALL COMPANY INDEX PORTFOLIO

 Dec. 31, 1998                                $ (0.23)     $ (0.07)            -     $(0.13)
 Dec. 31, 1997                                      -            -             -          -
 EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

 Dec. 31, 1998                                $  1.46      $ (0.11)            -          -
 Dec. 31, 1997                                $  1.62      $ (0.06)            -     $(0.01)
 EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

 Dec. 31, 1998                                $  2.12            -             -          -
 Dec. 31, 1997                                $  0.96      $ (0.02)            -     $(0.01)
 EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

 Dec. 31, 1998                                $  4.47      $ (0.01)            -          -
 Dec. 31, 1997                                $  2.47      $ (0.03)            -     $(0.04)
 JPM CORE BOND PORTFOLIO

 Dec. 31, 1998                                $  0.91      $ (0.21)      $ (0.01)    $(0.11)
 Dec. 31, 1997                                      -            -             -           -

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 91

--------------------------------------------------------------------------------




                                              DISTRIBUTIONS        TOTAL         NET ASSET
                                              IN EXCESS OF    DIVIDENDS AND   VALUE, END OF
                                             REALIZED GAINS   DISTRIBUTIONS       PERIOD
                                             ---------------- --------------- ---------------
 BT EQUITY 500 INDEX PORTFOLIO
 Dec. 31, 1998                                       -          $ (0.06)        $ 12.45
 Dec. 31, 1997                                       -                -               -

 BT INTERNATIONAL EQUITY INDEX PORTFOLIO

 Class IB Dec. 31, 1998                              -          $ (0.15)        $ 11.85
 Class IB Dec. 31, 1997                              -                -               -
 Class IA Nov. 24-Dec. 31, 1998                      -          $ (0.17)        $ 11.84
 BT SMALL COMPANY INDEX PORTFOLIO

 Dec. 31, 1998                                 $ (0.01)         $ (0.21)        $  9.56
 Dec. 31, 1997                                       -                -               -
 EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

 Dec. 31, 1998                                 $ (0.10)         $ (0.21)        $ 12.77
 Dec. 31, 1997                                 $ (0.03)         $ (0.10)        $ 11.52
 EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

 Dec. 31, 1998                                       -                -         $ 13.01
 Dec. 31, 1997                                 $ (0.04)         $ (0.07)        $ 10.89
 EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

 Dec. 31, 1998                                       -          $ (0.01)        $ 16.79
 Dec. 31, 1997                                 $ (0.07)         $ (0.14)        $ 12.33
 JPM CORE BOND PORTFOLIO

 Dec. 31, 1998                                 $ (0.01)         $ (0.34)        $ 10.57
 Dec. 31, 1997                                       -                -               -




                                                                                  RATIO OF
                                                                                EXPENSES TO
                                                              NET ASSETS,       AVERAGE NET
                                             TOTAL RETURN   END OF PERIOD       ASSETS AFTER
                                                (b)           (000'S)         WAIVERS (a)(c)
                                           --------------- --------------- ---------------------
 BT EQUITY 500 INDEX PORTFOLIO
 Dec. 31, 1998                                  25.14%         $224,247             0.55%
 Dec. 31, 1997                                    -                -                 -
 BT INTERNATIONAL EQUITY INDEX PORTFOLIO

 Class IB Dec. 31, 1998                         20.07%         $ 48,075             0.84%(1)
 Class IB Dec. 31, 1997                           -                -                 -
 Class IA Nov. 24-Dec. 31, 1998                  2.94%(b)      $    735             0.59%(a)(1)
 BT SMALL COMPANY INDEX PORTFOLIO

 Dec. 31, 1998                                  (2.27)%        $ 32,609             0.60%
 Dec. 31, 1997                                    -                -                 -
 EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

 Dec. 31, 1998                                  12.75%         $460,744             0.85%
 Dec. 31, 1997                                  16.23%         $150,260             0.85%
 EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

 Dec. 31, 1998                                   9.51%         $143,721             1.20%
 Dec. 31, 1997                                   9.58%         $ 55,178             1.20%
 EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

 Dec. 31, 1998                                  36.27%         $175,015             0.85%
 Dec. 31, 1997                                  24.70%         $ 39,695             0.85%
 JPM CORE BOND PORTFOLIO

 Dec. 31, 1998                                   9.02%         $103,326             0.80%
 Dec. 31, 1997                                    -                -                 -

                                   -------------------------   EQ Advisors Trust

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--------------------------------------------------------------------------------



                                                                   NET
                                                                REALIZED
                                                                   AND
                                                               UNREALIZED
                                                               GAIN (LOSS)                              DIVIDENDS
                                    NET ASSET                     ON                                       IN
                                     VALUE,                   INVESTMENTS                  DIVIDENDS    EXCESS OF    DISTRIBUTIONS
                                    BEGINNING      NET        AND FOREIGN    TOTAL FROM    FROM NET        NET           FROM
                                       OF       INVESTMENT     CURRENCY      INVESTMENT   INVESTMENT   INVESTMENT      REALIZED
                                     PERIOD       INCOME     TRANSACTIONS    OPERATIONS     INCOME       INCOME         GAINS
                                    ---------   ----------   ------------    ----------    ---------    ----------   -------------
 LAZARD LARGE CAP VALUE PORTFOLIO
 Dec. 31, 1998                      $ 10.00      $  0.06       $  1.94        $  2.00      $ (0.06)        -            -
 Dec. 31, 1997                                         -             -              -            -         -            -
 LAZARD SMALL CAP VALUE PORTFOLIO

 Dec. 31, 1998                      $ 10.00      $  0.02       $ (0.72)       $ (0.70)     $ (0.03)        -            -
 Dec. 31, 1997                            -            -             -              -            -         -            -
 MFS EMERGING GROWTH COMPANIES PORTFOLIO

 Class IB Dec. 31, 1998             $ 11.92      $ (0.03)      $  4.15        $  4.12            -         -            -
 Class IB Dec. 31, 1997             $ 10.00      $  0.02       $  2.21        $  2.23      $ (0.02)        -       $(0.18)
 Class IA Nov. 24-Dec. 31, 1998     $ 14.18            -       $  1.86        $  1.86            -         -            -
 MFS RESEARCH PORTFOLIO

 Dec. 31, 1998                      $ 11.48      $  0.04       $  2.73        $  2.77      $ (0.04)        -            -
 Dec. 31, 1997                      $ 10.00      $  0.02       $  1.58        $  1.60      $ (0.02)        -       $(0.01)
 MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOIO

 Dec. 31, 1998                      $  7.96      $  0.03       $ (2.18)       $ (2.15)     $ (0.02)        -            -
 Dec. 31, 1997                      $ 10.00      $  0.04       $ (2.06)       $ (2.02)     $ (0.02)        -            -

-----
 93

--------------------------------------------------------------------------------



                                                   DISTRIBUTIONS       TOTAL         NET ASSET
                                                   IN EXCESS OF    DIVIDENDS AND   VALUE, END OF
                                                  REALIZED GAINS   DISTRIBUTIONS       PERIOD
                                                 ---------------- --------------- ---------------
 LAZARD LARGE CAP VALUE PORTFOLIO
 Dec. 31, 1998                                             -          $ (0.06)        $ 11.94
 Dec. 31, 1997                                             -                -               -
 LAZARD SMALL CAP VALUE PORTFOLIO

 Dec. 31, 1998                                             -          $ (0.03)        $  9.27
 Dec. 31, 1997                                             -                -               -
 MFS EMERGING GROWTH COMPANIES PORTFOLIO

 Class IB Dec. 31, 1998                                    -                -         $ 16.04
 Class IB Dec. 31, 1997                              $ (0.11)         $ (0.31)        $ 11.92
 Class IA Nov. 24-Dec. 31, 1998                            -                -         $ 16.04
 MFS RESEARCH PORTFOLIO

 Dec. 31, 1998                                             -          $ (0.04)        $ 14.21
 Dec. 31, 1997                                       $ (0.09)         $ (0.12)        $ 11.48
 MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

 Dec. 31, 1998                                             -          $ (0.02)        $  5.79
 Dec. 31, 1997                                             -          $ (0.02)        $  7.96




                                                                                        RATIO OF
                                                                                      EXPENSES TO
                                                                    NET ASSETS,       AVERAGE NET
                                                   TOTAL RETURN   END OF PERIOD       ASSETS AFTER
                                                       (b)           (000'S)         WAIVERS (a)(c)
                                                 --------------- --------------- ---------------------
 LAZARD LARGE CAP VALUE PORTFOLIO
 Dec. 31, 1998                                         20.01%         $ 74,588           0.90%
 Dec. 31, 1997                                             -                -               -
 LAZARD SMALL CAP VALUE PORTFOLIO

 Dec. 31, 1998                                         (7.03)%        $ 51,046           1.20%
 Dec. 31, 1997                                             -                -               -
 MFS EMERGING GROWTH COMPANIES PORTFOLIO

 Class IB Dec. 31, 1998                                34.57%         $461,307           0.85%(1)
 Class IB Dec. 31, 1997                                22.42%         $ 99,317           0.85%(a)
 Class IA Nov. 24-Dec. 31, 1998                        13.12%         $  5,978           0.60%(a)(1)
 MFS RESEARCH PORTFOLIO

 Dec. 31, 1998                                         24.11%         $407,619           0.85%
 Dec. 31, 1997                                         16.07%         $114,754           0.85%
 MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

 Dec. 31, 1998                                        (27.10)%        $ 41,359           1.81%
 Dec. 31, 1997                                        (20.16)%        $ 21,433           1.75%

                                   -------------------------   EQ Advisors Trust

-----
  94

--------------------------------------------------------------------------------



                                                                           RATIO OF NET            RATIO OF NET
                                                RATIO OF EXPENSES TO    INVESTMENT INCOME TO    INVESTMENT INCOME TO
                                                AVERAGE NET ASSETS      AVERAGE NET ASSETS       AVERAGE NET ASSETS     PORTFOLIO
                                               BEFORE WAIVERS (a)(c)    AFTER WAIVERS (a)(c)    BEFORE WAIVERS (a)(c)  TURNOVER RATE
                                               ---------------------    --------------------    ---------------------  ------------
 **BT EQUITY 500 INDEX PORTFOLIO
 Dec. 31, 1998                                         0.83%                   1.22%                   0.94%                2%
 Dec. 31, 1997                                          -                       -                       -                   -
 **BT INTERNATIONAL EQUITY INDEX PORTFOLIO

 Class IB Dec. 31, 1998                                1.49%(1)                1.11%(1)                0.46%(1)             3%
 Class IB Dec. 31, 1997                                -                        -                       -                   -
 Class IA Nov. 24-Dec. 31, 1998                        1.24%(a)(1)             1.36%(a)(1)             0.71%(a)(1)          3%
 **BT SMALL COMPANY INDEX PORTFOLIO

 Dec. 31, 1998                                         1.81%                   1.18%                  (0.03)%              35%
 Dec. 31, 1997                                          -                       -                       -                   -
 EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

 Dec. 31, 1998                                         1.04%                   1.30%                   1.11%               74%
 Dec. 31, 1997                                         1.75%                   1.67%                   0.77%               61%
 EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

 Dec. 31, 1998                                         1.46%                   0.64%                   0.38%               94%
 Dec. 31, 1997                                         2.53%                   0.74%                  (0.59)%              43%
 EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

 Dec. 31, 1998                                         1.09%                   0.14%                  (0.10)%              64%
 Dec. 31, 1997                                         2.13%                   0.58%                  (0.70)%              47%
 **JPM CORE BOND PORTFOLIO

 Dec. 31, 1998                                         1.03%                   4.95%                   4.72%              428%
 Dec. 31, 1997                                          -                       -                       -                   -
 **LAZARD LARGE CAP VALUE PORTFOLIO

 Dec. 31, 1998                                         1.20%                   1.19%                   0.89%               37%
 Dec. 31, 1997                                           -                      -                       -                   -
 **LAZARD SMALL CAP VALUE PORTFOLIO

 Dec. 31, 1998                                         1.54%                   0.52%                   0.18%               21%
 Dec. 31, 1997                                          -                       -                       -                   -
 MFS EMERGING GROWTH COMPANIES PORTFOLIO

 Class IB Dec. 31, 1998                                1.04%(1)               (0.30)%(1)              (0.49)%(1)           79%
 Class IB Dec. 31, 1997                                1.82%(a)                0.61%(a)               (0.36)%(a)          116%
 Class IA Nov. 24-Dec. 31, 1998                        0.79%(a)(1)            (0.05)%(a)(1)           (0.24)%(a)(1)        79%
 MFS RESEARCH PORTFOLIO

 Dec. 31, 1998                                         1.05 %                  0.44%                   0.24%               73%
 Dec. 31, 1997                                         1.78%                   0.65%                  (0.28)%              51%
 *MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

 Dec. 31, 1998                                         2.63%                   0.73%                  (0.09)%             114%
 Dec. 31, 1997                                         2.61%                   1.96%                   1.10%               25%

-----
 95

--------------------------------------------------------------------------------

----------

* The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997.

** Commencement of operations for the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio was January 1, 1998. No financial highlights are presented for MFS Growth with Income Portfolio, which received initial capital on December 31, 1998. In addition no financial highlights are presented for Capital Guardian International, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio or EQ/Alliance Premier Growth Portfolio, each of which received initial capital on April 30, 1999.

(a)    Annualized.

(b) Total return calculated for a period of less than one year is not annualized.

(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreement" in the Prospectus.

(1) Reflects overall fund ratios for investment income and non-class specific expense.

                                   -------------------------   EQ Advisors Trust

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)

-------
   96
--------------------------------------------------------------------------------

The financial highlights tables below are intended to help you understand the financial performance for five (5) of the Portfolios that are advised by Alliance (other than the EQ/Alliance Premier Growth Portfolio) for the past five
(5) years (or, if shorter, the period of the Portfolio's operations). The financial information relating to both the Class IA shares and the Class IB shares for those five (5) Portfolios has been derived from the audited financial statements of HRT for the year ended December 31, 1998. The Class IA shares and the Class IB shares of each HRT Portfolio listed below will be substituted for Class IA and Class IB shares of the corresponding Portfolio of the Trust and the assets and liabilities of the respective HRT Portfolio will be transferred to its corresponding Portfolio of the Trust on or about October 18, 1999. These financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants. PricewaterhouseCoopers LLP's report on HRT's financial statements as of December 31, 1998 appears in HRT's Annual Report. The information should be read in conjunction with the financial statements contained in HRT's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

ALLIANCE AGGRESSIVE STOCK PORTFOLIO:

                                                                                CLASS IA
                                               ---------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------------
                                                    1998           1997           1996           1995            1994
                                               ---------------------------------------------------------------------------
Net asset value, beginning of period (b) .....       $36.22        $35.85         $35.68         $30.63          $31.89
                                                 ---------      ---------      ---------      ---------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ......................         0.09          0.04           0.09           0.10            0.04
  Net realized and unrealized gain (loss)
   on investments ............................        (0.28)         3.71           7.52           9.54           (1.26)
                                                 ----------     ---------      ---------      ---------       ---------
  Total from investment operations ...........        (0.19)         3.75           7.61           9.64           (1.22)
                                                 ----------     ---------      ---------      ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.16)        (0.05)         (0.09)         (0.10)          (0.04)
  Dividends in excess of net investment
   income ....................................            -             -          (0.00)             -              -
  Distributions from realized gains ..........        (1.72)        (3.33)         (7.33)         (4.49)             -
  Distributions in excess of realized
   gains .....................................            -             -          (0.02)             -              -
  Tax return of capital distributions ........            -             -              -              -           (0.00)
                                                 ----------     ----------     ----------     ----------      ---------
  Total dividends and distributions ..........        (1.88)        (3.38)         (7.44)        (4.59)           (0.04)
                                                 ----------     ----------     ----------     ----------      ---------
Net asset value, end of period ...............       $34.15        $36.22         $35.85         $35.68          $30.63
                                                 ==========     ==========     ==========     ==========      =========
Total return (c) .............................         0.29%        10.94%         22.20%         31.63%          (3.81)%
                                                 ==========     ==========     ==========     ==========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............   $4,346,907    $4,589,771     $3,865,256     $2,700,515      $1,832,164
Ratio of expenses to average net assets ......         0.56%         0.54%          0.48%         0.49%            0.49%
Ratio of net investment income (loss) to
  average net assets .........................         0.24%         0.11%          0.24%         0.28%            0.12%
Portfolio turnover rate ......................          105%          123%           108%          127%              92%



                                                                CLASS IB
                                               -------------------------------------------
                                                      YEAR ENDED            OCTOBER 2,
                                                     DECEMBER 31,             1996 TO
                                               ------------------------    DECEMBER 31,
                                                   1998         1997           1996
                                               ------------ ----------- ------------------
Net asset value, beginning of period (b) .....     $36.13      $35.83          $37.28
                                                  -------      -------      ----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ......................       0.01       (0.11)          (0.01)
  Net realized and unrealized gain (loss)
   on investments ............................      (0.29)       3.77            0.85
                                                 --------     -------      ----------
  Total from investment operations ...........      (0.28)       3.66            0.84
                                                 --------     -------      ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.12)      (0.03)              -
  Dividends in excess of net investment
   income ....................................          -           -           (0.02)
  Distributions from realized gains ..........      (1.72)      (3.33)          (0.23)
  Distributions in excess of realized
   gains .....................................          -           -           (2.04)
  Tax return of capital distributions ........          -           -               -
                                                 --------     -------      ----------
  Total dividends and distributions ..........      (1.84)      (3.36)          (2.29)
                                                 --------     -------      ----------
Net asset value, end of period ...............     $34.01      $36.13          $35.83
                                                 ========     =======      ==========
Total return (c) .............................       0.05%      10.66%           2.32%
                                                 ========     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............   $153,782     $73,486            $613
Ratio of expenses to average net assets ......       0.82%       0.81%           0.73%(d)
Ratio of net investment income (loss) to
  average net assets .........................       0.02%     (0.28)%          (0.10)%(d)
Portfolio turnover rate ......................        105%        123%            108%

-----
 97
--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO:


                                                                                       CLASS IA
                                                     ----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                           1998           1997           1996           1995            1994
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of period (b) ...........       $21.61         $18.23         $16.48         $13.36          $14.65
                                                       ----------      ---------      ---------      ---------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ............................         0.18           0.14           0.15           0.20            0.20
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ....................................         5.99           5.12           3.73           4.12           (0.51)
                                                       ----------      ---------      ---------      ---------       ---------
  Total from investment operations .................         6.17           5.26           3.88           4.32           (0.31)
                                                       ----------      ---------      ---------      ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .............        (0.15)        ( 0.11)         (0.15)         (0.20)         (0.19)
  Dividends in excess of net investment income .....            -              -              -          (0.02)         (0.01)
  Distributions from realized gains ................        (3.28)        ( 1.77)         (1.76)         (0.95)         (0.77)
  Distributions in excess of realized gains ........            -              -          (0.22)         (0.03)             -
  Tax return of capital distributions ..............            -              -              -              -          (0.01)
                                                       ----------     ----------     ----------     ----------      ---------
  Total dividends and distributions ................        (3.43)        ( 1.88)         (2.13)         (1.20)         (0.98)
                                                       ----------     ----------     ----------     ----------      ---------
Net asset value, end of period .....................       $24.35         $21.61         $18.23         $16.48         $13.36
                                                       ==========     ==========     ==========     ==========      =========
Total return (c) ...................................        29.39%         29.40%         24.28%         32.45%         (2.14)%
                                                       ==========     ==========     ==========     ==========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................  $12,061,977     $9,331,994     $6,625,390     $4,879,677     $3,466,245
Ratio of expenses to average net assets ............         0.39%          0.39%          0.38%          0.38%          0.38%
Ratio of net investment income to average net
  assets ...........................................         0.75%          0.69%          0.85%          1.27%          1.40%
Portfolio turnover rate ............................           46%            52%            55%            61%            52%



                                                                      CLASS IB
                                                     ------------------------------------------
                                                            YEAR ENDED            OCTOBER 2,
                                                           DECEMBER 31,             1996 TO
                                                     -------------------------   DECEMBER 31,
                                                         1998         1997           1996
                                                     ------------ ------------ ----------------
Net asset value, beginning of period (b) ...........    $21.58       $18.22          $17.90
                                                       -------      -------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ............................      0.10         0.10            0.02
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ....................................      6.00         5.11            1.52
                                                       -------      -------       ---------
  Total from investment operations .................      6.10         5.21            1.54
                                                       -------      -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .............     (0.10)       (0.08)          (0.00)
  Dividends in excess of net investment income .....         -            -           (0.03)
  Distributions from realized gains ................     (3.28)       (1.77)          (0.16)
  Distributions in excess of realized gains ........         -            -           (1.03)
  Tax return of capital distributions ..............         -            -               -
                                                       --------     -------       ---------
  Total dividends and distributions ................     (3.38)       (1.85)          (1.22)
                                                       --------     -------       ---------
Net asset value, end of period .....................    $24.30       $21.58          $18.22
                                                       =======      =======       =========
Total return (c) ...................................     29.06%       29.07%           8.49%
                                                       =======      =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................  $834,144     $228,780          $1,244
Ratio of expenses to average net assets ............      0.64%        0.64%           0.63%(d)
Ratio of net investment income to average net
  assets ...........................................      0.44%        0.46%           0.61%(d)
Portfolio turnover rate ............................        46%          52%             55%



                                     ------------------------- EQ Advisors Trust

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  98
--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO:


                                                                                     CLASS IA
                                                         ----------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
                                                              1998         1997         1996         1995         1994
                                                         ----------------------------------------------------------------
Net asset value, beginning of period (b) ...............     $10.41       $10.02        $9.64        $8.91        $0.08
                                                            -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................................       1.07         1.04         1.02         0.98         0.89
  Net realized and unrealized gain (loss) on
   investments .........................................      (1.56)        0.75         1.07         0.73        (1.17)
                                                            -------      -------      -------      -------      -------
  Total from investment operations .....................      (0.49)        1.79         2.09         1.71        (0.28)
                                                            -------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .................      (1.03)       (0.97)       (0.98)       (0.94)      (0.88)
  Dividends in excess of net investment income .........          -            -        (0.03)       (0.04)      (0.01)
  Distributions from realized gains ....................      (0.18)       (0.43)       (0.70)           -           -
  Distributions in excess of realized gains ............          -            -            -            -           -
                                                            -------      -------     --------     --------     -------
  Total dividends and distributions ....................      (1.21)       (1.40)       (1.71)       (0.98)      (0.89)
                                                            -------      -------     --------     --------     -------
Net asset value, end of period .........................      $8.71       $10.41       $10.02        $9.64       $8.91
                                                            =======      =======     ========     ========     =======
Total return (c) .......................................      (5.15)%      18.48%       22.89%       19.92%      (2.79)%
                                                            =======      =======     ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................   $405,308     $355,473     $199,360     $118,129     $73,895
Ratio of expenses to average net assets ................       0.63%        0.62%        0.59%        0.60%       0.61%
Ratio of net investment income to average net assets ...      10.67%        9.82%        9.93%       10.34%       9.23%
Portfolio turnover rate ................................        181%         390%         485%         350%        248%



                                                                          CLASS IB
                                                         ------------------------------------------
                                                                YEAR ENDED            OCTOBER 2,
                                                               DECEMBER 31,             1996 TO
                                                         -------------------------   DECEMBER 31,
                                                              1998         1997          1996
                                                         ------------------------------------------
Net asset value, beginning of period (b) ...............     $10.39       $10.01         $10.25
                                                            -------      -------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................................       1.04         1.05           0.19
  Net realized and unrealized gain (loss) on
   investments .........................................      (1.56)        0.71           0.15
                                                            -------      -------      ---------
  Total from investment operations .....................      (0.52)        1.76           0.34
                                                            -------      -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .................      (1.00)       (0.95)         (0.03)
  Dividends in excess of net investment income .........          -            -          (0.25)
  Distributions from realized gains ....................      (0.18)       (0.43)         (0.01)
  Distributions in excess of realized gains ............          -            -          (0.29)
                                                            -------      -------      ---------
  Total dividends and distributions ....................      (1.18)       (1.38)         (0.58)
                                                            -------      -------      ---------
Net asset value, end of period .........................      $8.69       $10.39         $10.01
                                                            =======      =======      =========
Total return (c) .......................................      (5.38)%      18.19%          3.32%
                                                            =======      =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................   $207,042      $66,338         $685
Ratio of expenses to average net assets ................       0.88%        0.88%          0.82%(d)
Ratio of net investment income to average net assets ...      10.60%        9.76%          8.71%(d)
Portfolio turnover rate ................................        181%         390%           485%

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 99
--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO:


                                                                               CLASS IA
                                                   ----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                       1998         1997         1996         1995         1994
                                                   ----------------------------------------------------------------
Net asset value, beginning of period (b) .........     $10.18       $10.17       $10.16       $10.14      $10.12
                                                     --------      -------      -------      -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................       0.53         0.54         0.54         0.57        0.41
  Net realized and unrealized gain (loss) on
   investments ...................................          -            -        (0.01)           -           -
                                                     --------     --------     --------     --------     -------
  Total from investment operations ...............       0.53         0.54         0.53         0.57        0.41
                                                     --------     --------     --------     --------     -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...........      (0.49)       (0.53)       (0.52)       (0.55)      (0.39)
  Dividends in excess of net investment income ...         -             -            -            -           -
                                                     --------     --------     --------     --------     -------
  Total dividends and distributions ..............      (0.49)       (0.53)       (0.52)       (0.55)      (0.39)
                                                     --------     --------     --------     --------     -------
Net asset value, end of period ...................     $10.22       $10.18       $10.17       $10.16      $10.14
                                                     ========     ========     ========     ========     ========
Total return (c) .................................       5.34%        5.42%        5.33%        5.74%       4.02%
                                                     ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................   $723,311     $449,960     $463,422     $386,691    $325,391
Ratio of expenses to average net assets ..........       0.37%        0.39%        0.43%        0.44%       0.42%
Ratio of net investment income to average net
  assets .........................................       5.13%        5.28%        5.17%        5.53%       4.01%



                                                                    CLASS IB
                                                   ------------------------------------------
                                                          YEAR ENDED            OCTOBER 2,
                                                         DECEMBER 31,             1996 TO
                                                   -------------------------   DECEMBER 31,
                                                       1998         1997           1996
                                                   ------------------------------------------
Net asset value, beginning of period (b) .........     $10.17       $10.16         $10.16
                                                     --------      -------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................       0.49         0.52           0.11
  Net realized and unrealized gain (loss) on
   investments ...................................       0.02            -           0.01
                                                     --------      -------       --------
  Total from investment operations ...............       0.51         0.52           0.12
                                                     --------      -------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...........      (0.47)       (0.51)         (0.02)
  Dividends in excess of net investment income ...          -            -          (0.10)
                                                     --------      -------       --------
  Total dividends and distributions ..............      (0.47)       (0.51)         (0.12)
                                                     --------      -------       --------
Net asset value, end of period ...................     $10.21       $10.17         $10.16
                                                     ========      =======       ========
Total return (c) .................................       5.08%        5.16%          1.29%
                                                     ========      =======       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................   $386,718     $123,675         $3,184
Ratio of expenses to average net assets ..........       0.62%        0.63%          0.67%(d)
Ratio of net investment income to average net
  assets .........................................       4.82%        5.02%          4.94%(d)



                                     ------------------------- EQ Advisors Trust

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  100
--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO:

                                                                        CLASS IA                         CLASS IB
                                                             ------------------------------- ---------------------------------
                                                                  YEAR           MAY 1,           YEAR            MAY 1,
                                                                  ENDED          1997 TO          ENDED           1997 TO
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                  1998            1997            1998             1997
                                                             -----------------------------------------------------------------
Net asset value, beginning of period (b) ...................     $12.35          $10.00          $12.34           $10.00
                                                                -------        --------         -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .............................       0.01            0.01           (0.02)           (0.01)
  Net realized and unrealized gain (loss) on investments ...      (0.54)           2.65           (0.53)            2.65
                                                                -------        --------         -------        ---------
  Total from investment operations .........................      (0.53)           2.66           (0.55)            2.64
                                                                -------        --------         -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .....................          -           (0.01)              -                -
  Distributions from realized gains ........................          -           (0.30)              -            (0.30)
                                                                -------        --------         -------        ---------
  Total dividends and distributions ........................          -           (0.31)              -            (0.30)
                                                                -------        --------         -------        ---------
Net asset value, end of period .............................     $11.82          $12.35          $11.79           $12.34
                                                                =======        ========         =======        =========
Total return (c) ...........................................      (4.28)%         26.74%          (4.44)%          26.57%
                                                                =======        ========         =======        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........................   $198,360          $94,676         $112,254         $46,324
Ratio of expenses to average net assets ....................       0.96%           0.95%(d)       1.20%            1.15%(d)
Ratio of net investment income (loss) to average net assets        0.08%           0.10%(d)      (0.17)%          (0.12)%(d)
Portfolio turnover rate ....................................         94%             96%            94%              96%

-----
 101
--------------------------------------------------------------------------------

----------

(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(b) Date as of which funds were first allocated to the Portfolios are as follows:

    Class IA:

    Alliance Common Stock Portfolio-June 16, 1975
    Alliance Money Market Portfolio-July 13, 1981
    Alliance Aggressive Stock Portfolio-January 27, 1986
    Alliance High Yield Portfolio-January 2, 1987
    Alliance Small Cap Growth Portfolio-May 1, 1997

    Class IB:

    Alliance Money Market, Alliance High Yield, Alliance Common Stock and Alliance Aggressive Stock Portfolios-October 2, 1996.
    Alliance Small Cap Growth Portfolio-May 1, 1997.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(d) Annualized.


                                     ------------------------- EQ Advisors Trust

----------------
      102
--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents:


ANNUAL REPORTS

The Annual Report includes more information about the Trust's performance and is available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated August 30, 1999, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 800-SEC-0330.

Investment Company Act File Number: 811-07953